ALPINE ULTRA SHORT MUNICIPAL INCOME FUND,
A SERIES OF ALPINE INCOME TRUST

SUPPLEMENT DATED APRIL 4, 2016
TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 29, 2016

The following replaces the fee table and footnotes and expense example in the section of Alpine Ultra Short Municipal Income Fund’s Summary Prospectus titled “Fees and Expenses of the Fund” in order to disclose a decrease in the management fee of the Fund and a lower expense limitation for Class A and Institutional Class shares of the Fund, each of which took effect as of April 1, 2016.

Alpine Ultra Short Municipal Income Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.50%(1)	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within less than 30 days of purchase)	0.25%	0.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.93%	0.68%
Fee Waivers and/or Expense Reimbursements(2)	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%	0.45%

(1)	The 0.50% sales charge is waived on shares purchased through certain financial intermediaries that have entered into contractual agreements with the Fund’s Distributor, and for purchases of $250,000 or greater.

(2)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.70% of the average net assets of the Class A shares and 0.45% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to April 1, 2017 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$121	$322	$540	$1,166
Institutional Class	$46	$194	$356	$825

Please retain this Supplement for future reference.